UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
To
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
November 14, 2007 (October 18, 2007)
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33303 (Commission File Number)	65-1295427 (IRS Employer Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 to Form 8-K (“Amendment No. 1”) amends the Current Report on Form 8-K (File No. 001-33303) filed by Targa Resources Partners LP (the “Partnership”) under Items 1.01, 2.01, 2.03, 3.02, 7.01 and 9.01 on October 24, 2007 (the “Initial Current Report”). Amendment No. 1 is being filed to include the financial information required under Item 9.01 that was omitted from the Initial Current Report. The information included in Items 1.01, 2.01, 2.03, 3.02 and 7.01 of the Initial Current Report is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)  Financial statements of businesses acquired.
The historical financial statements of the SAOU and LOU Systems required by Item 9.01(a) of Form 8-K were previously filed in the Partnership’s prospectus dated October 18, 2007, included in the Registration Statement on Form S-1 (Registration No. 333-146436), as filed with the Securities and Exchange Commission pursuant to Rule 424(b) on October 19, 2007, and accordingly, are not required to be filed herewith pursuant to General Instruction B.3. of Form 8-K.
(b)  Pro forma financial information.
The pro forma financial statements of the Partnership required by Item 9.01(b) of Form 8-K were previously filed in the Partnership’s prospectus dated October 18, 2007, included in the Registration Statement on Form S-1 (Registration No. 333-146436), as filed with the Securities and Exchange Commission pursuant to Rule 424(b) on October 19, 2007, and accordingly, are not required to be filed herewith pursuant to General Instruction B.3. of Form 8-K.
(c)  Not applicable.
(d)  Exhibits

Exhibit
Number	Description
Exhibit 1.1	Underwriting Agreement, dated October 18, 2007, by and among the Partnership, GP LLC, Operating GP LLC, Operating LP and the Underwriters named therein (incorporated by reference to Exhibit 1.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 2.1*	Purchase and Sale Agreement, dated as of September 18, 2007, by and between Targa Resources Partners LP and Targa Resources Holdings LP (incorporated by reference to Exhibit 2.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed September 21, 2007 (File No. 001-33303)).

Exhibit 2.2	Amendment to Purchase and Sale Agreement, dated October 1, 2007 (incorporated by reference to Exhibit 2.2 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 10.1	Credit Agreement, dated February 14, 2007, by and among Targa Resources Partners LP, as Borrower, Bank of America, N.A., as Administrative Agent, Wachovia Bank, N.A., as Syndication Agent, Merrill Lynch Capital, Royal Bank of Canada and The Royal Bank of Scotland PLC, as Co-Documentation Agents, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed February 16, 2007 (File No. 001-33303)).

Exhibit 10.2	Commitment Increase Supplement, dated October 24, 2007, by and among Targa Resources Partners LP, Bank of America, N.A. and the parties signatory thereto as the Increasing Lenders and the New Lenders (incorporated by reference to Exhibit 10.2 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 10.3	First Amendment to Credit Agreement, dated October 24, 2007, by and among Targa Resources Partners LP, Bank of America, N.A. and each Lender party thereto (incorporated by reference to Exhibit 10.3 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 10.4	Contribution, Conveyance and Assumption Agreement, dated October 24, 2007, by and among Targa Resources Partners LP, Targa Resources Holdings LP, Targa TX LLC, Targa TX PS LP, Targa LA LLC, Targa LA PS LP and Targa North Texas GP LLC (incorporated by reference to Exhibit 10.4 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 10.5	Amended and Restated Omnibus Agreement, dated October 24, 2007, by and among the Partnership, Targa, Targa Resources LLC and GP LLC (incorporated by reference to Exhibit 10.5 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 99.1	Targa Resources Partners LP Press Release dated October 24, 2007 (incorporated by reference to Exhibit 99.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).
     * Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP
By:	Targa Resources GP LLC
its general partner

Dated: November 14, 2007	By:	/s/ Jeffrey J. McParland
Jeffrey J. McParland
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 1.1	Underwriting Agreement, dated October 18, 2007, by and among the Partnership, GP LLC, Operating GP LLC, Operating LP and the Underwriters named therein (incorporated by reference to Exhibit 1.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 2.1*	Purchase and Sale Agreement, dated as of September 18, 2007, by and between Targa Resources Partners LP and Targa Resources Holdings LP (incorporated by reference to Exhibit 2.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed September 21, 2007 (File No. 001-33303)).

Exhibit 2.2	Amendment to Purchase and Sale Agreement, dated October 1, 2007 (incorporated by reference to Exhibit 2.2 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 10.1	Credit Agreement, dated February 14, 2007, by and among Targa Resources Partners LP, as Borrower, Bank of America, N.A., as Administrative Agent, Wachovia Bank, N.A., as Syndication Agent, Merrill Lynch Capital, Royal Bank of Canada and The Royal Bank of Scotland PLC, as Co-Documentation Agents, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed February 16, 2007 (File No. 001-33303)).

Exhibit 10.2	Commitment Increase Supplement, dated October 24, 2007, by and among Targa Resources Partners LP, Bank of America, N.A. and the parties signatory thereto as the Increasing Lenders and the New Lenders (incorporated by reference to Exhibit 10.2 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 10.3	First Amendment to Credit Agreement, dated October 24, 2007, by and among Targa Resources Partners LP, Bank of America, N.A. and each Lender party thereto (incorporated by reference to Exhibit 10.3 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 10.4	Contribution, Conveyance and Assumption Agreement, dated October 24, 2007, by and among Targa Resources Partners LP, Targa Resources Holdings LP, Targa TX LLC, Targa TX PS LP, Targa LA LLC, Targa LA PS LP and Targa North Texas GP LLC (incorporated by reference to Exhibit 10.4 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 10.5	Amended and Restated Omnibus Agreement, dated October 24, 2007, by and among the Partnership, Targa, Targa Resources LLC and GP LLC (incorporated by reference to Exhibit 10.5 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).

Exhibit 99.1	Targa Resources Partners LP Press Release dated October 24, 2007 (incorporated by reference to Exhibit 99.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 24, 2007 (File No. 001-33303)).
* Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.